Third Quarter
Financial Supplement

September 30, 2007

HIGHLIGHTS
Corporate Overview	2

METLIFE, INC.
Consolidated Balance Sheets	3
Consolidated Statements of Operating Earnings Available to Common Shareholders	4
Consolidating Balance Sheet	5
Consolidating Statement of Operating Earnings Available to Common Shareholders	6

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	10

INSTITUTIONAL OPERATIONS
Statements of Operating Earnings Available to Common Shareholders	11
Future Policy Benefits and Policyholder Account Balances and Separate Account Liabilities	15
Other Expenses by Major Category	16
Spreads by Product	17

INDIVIDUAL OPERATIONS
Statements of Operating Earnings Available to Common Shareholders	18
Premiums and Deposits by Product	23
Additional Statistical Information	24
Future Policy Benefits and Policyholder Account Balances and Separate Account Liabilities	25
Insurance Expenses and Other Expenses by Major Category	26
Spreads by Product	27

AUTO & HOME OPERATIONS
Statements of Operating Earnings Available to Common Shareholders	28
Written Premiums by Product and Selected Financial Information and Supplemental Data	31

INTERNATIONAL OPERATIONS
Statement of Operating Earnings Available to Common Shareholders	32

REINSURANCE OPERATIONS
Statement of Operating Earnings Available to Common Shareholders	33
Pre-Tax and Pre-Minority Interest Operating Earnings by Region and Reserves by Region	34

CORPORATE, OTHER & ELIMINATIONS
Statement of Operating Earnings Available to Common Shareholders	35

METLIFE, INC.
Investment Results by Asset Category and Annualized Yields	36
Fixed Maturity Securities and Equity Securities Gross Unrealized Gains and Losses Aging Schedules	38
Summary of Fixed Maturity Securities Available for Sale by Sector and Quality Distribution, and Summary of Commercial Mortgage Loans by Region and Property Type	39
Summary of Real Estate and Summary of Mortgages and Consumer Loans	40

OTHER INFORMATION `
Company Ratings	41
NOTE:
The Quarterly Financial Supplement (“QFS”) includes financial measures, such as operating earnings, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share, that are not based on generally accepted accounting principles (“GAAP”). Operating earnings is defined as GAAP net income, excluding net investment gains and losses, net of income tax, adjustments related to net investment gains and losses, net of income tax, and discontinued operations other than discontinued real estate, net of income tax. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends, which are recorded in Corporate & Other. Operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders by the number of weighted average diluted common shares outstanding for the period indicated. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income tax, and adjustments related to net investment gains and losses, net of income tax, both of which can fluctuate significantly from period to period, and discontinued operations other than discontinued real estate, net of income tax, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share should not be viewed as substitutes for GAAP net income, GAAP net income available to common shareholders and GAAP net income available to common shareholders per diluted common share, respectively. Reconciliations of operating earnings to GAAP net income, operating earnings available to common shareholders to GAAP net income available to common shareholders and operating earnings available to common shareholders per diluted common share to GAAP net income available to common shareholders per diluted common share, the most directly comparable GAAP measures, are included in the QFS and in MetLife’s earnings press release dated October 31, 2007, for the quarter ended September 30, 2007, which are available at www.metlife.com.

CORPORATE OVERVIEW
Unaudited (In millions, except per share data)

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
	2006	2006	2007	2007	2007

Net income	$1,033	$3,863	$1,017	$1,163	$1,019
Preferred stock dividends	34	34	34	34	34

Net income available to common shareholders	999	3,829	983	1,129	985

Net investment gains (losses)	256	4,324	(95)	(309)	(339)
Minority interest — net investment gains (losses)	0	(2)	4	4	10
Net investment gains (losses) tax benefit (provision)	(92)	(1,531)	33	112	114

Net investment gains (losses), net of income tax (1) (2)	164	2,791	(58)	(193)	(215)

Adjustments related to universal life and investment-type product policy fees	3	3	0	(10)	(4)
Adjustments related to policyholder benefits and dividends	(204)	(98)	(65)	(34)	(65)
Adjustments related to other expenses	14	49	25	49	77
Adjustments related to tax benefit (provision)	66	17	14	(1)	(3)

Adjustments related to net investment gains (losses), net of income tax (3)	(121)	(29)	(26)	4	5

Discontinued operations, net of income tax	(2)	13	(15)	7	34

Operating earnings available to common shareholders (4)	$958	$1,054	$1,082	$1,311	$1,161

Net income available to common shareholders per common share — diluted	$1.29	$4.95	$1.28	$1.48	$1.29
Net investment gains (losses), net of income tax	0.21	3.61	(0.08)	(0.26)	(0.28)
Adjustments related to net investment gains (losses), net of income tax	(0.16)	(0.04)	(0.03)	0.01	0.01
Discontinued operations, net of income tax	0.00	0.02	(0.02)	0.01	0.04

Operating earnings available to common shareholders — diluted	$1.24	$1.36	$1.41	$1.72	$1.52

Weighted average common shares outstanding — diluted	773.7	773.1	769.1	763.6	762.7

Book value per common share (actual common shares outstanding)	$38.91	$42.23	$43.22	$42.42	$44.18
Book value per common share, excluding accumulated other comprehensive income (actual common shares outstanding)	$36.42	$40.74	$41.32	$42.82	$44.10

Book value per common share — diluted (weighted average common shares outstanding)	$38.22	$41.08	$41.64	$41.27	$42.88
Book value per common share, excluding accumulated other comprehensive income — diluted (weighted average common shares outstanding)	$35.78	$39.63	$39.82	$41.65	$42.81

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
	2006	2006	2007	2007	2007

Common shares outstanding, beginning of period	759.2	760.0	752.0	741.1	742.8
Treasury stock	0.8	(8.0)	(10.9)	1.7	(2.5)

Common shares outstanding, end of period	760.0	752.0	741.1	742.8	740.3

Weighted average common shares outstanding — basic	762.4	759.6	752.7	744.5	744.0
Dilutive effect of stock-based awards	9.3	9.8	10.4	11.6	10.9
Dilutive effect of stock purchase contracts underlying common equity units	2.0	3.7	6.0	7.5	7.8

Weighted average common shares outstanding — diluted	773.7	773.1	769.1	763.6	762.7

Policyholder Trust Shares	281.9	276.9	272.7	267.7	265.2

SUPPLEMENTAL DATA
Adjusted long-term debt to total capital (5)	27.1%	26.4%	26.4%	25.8%	25.4%

(1)	Net investment gains (losses), net of income tax, excludes scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment of $61 million, $56 million, $38 million, $41 million and $41 million for the three months ended September 30, 2006, December 31, 2006, March 31, 2007, June 30, 2007 and September 30, 2007, respectively. For QFS purposes, these settlements are included in net investment income.

(2)	Net investment gains (losses), net of income tax, from real estate and real estate joint ventures includes discontinued operations of $63 million, $3,021 million, $3 million, $0 million and $0 million for the three months ended September 30, 2006, December 31, 2006, March 31, 2007, June 30, 2007 and September 30, 2007, respectively.

(3)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(4)	Presentation of operating earnings available to common shareholders throughout the QFS differs from other public filings with respect to discontinued operations and scheduled periodic settlement payments on derivatives not qualifying for hedge accounting treatment. Presentation of discontinued operations in other public filings is in accordance with the Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Presentation of scheduled periodic settlement payments on derivatives not qualifying for hedge accounting treatment in other public filings is in accordance with SFAS No.133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”).

(5)	Total capital is defined as adjusted long-term debt, shares subject to mandatory redemption and stockholders’ equity net of accumulated comprehensive income. Adjusted long-term debt is as follows:

	September 30,	December 31,	March 31,	June 30,	September 30,
	2006	2006	2007	2007	2007

Long-term debt	$10,312	$9,979	$10,338	$12,497	$12,636
Junior subordinated debt	2,533	3,780	3,780	3,780	3,780

Total debt	12,845	13,759	14,118	16,277	16,416

Adjustments:
Short-term debt (a)	905	723	731	740	750
Long-term debt (b)	(2,584)	(2,684)	(3,037)	(5,165)	(5,273)

Total adjustments	(1,679)	(1,961)	(2,306)	(4,425)	(4,523)

Total adjusted long-term debt	$11,166	$11,798	$11,812	$11,852	$11,893

(a)	Short-term debt supporting long-term needs.

(b)	Long-term debt adjustments include: (i) capital lease obligations, (ii) FIN 45 liabilities, (iii) non-recourse debt and (iv) debt with active risk management employed and when there is little to no risk that the assets will not be available to repay the funding.

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007

ASSETS

Fixed maturity securities, at fair value	$241,656	$242,687	$248,693	$251,963	$253,196
Equity securities, at fair value	3,177	5,094	5,134	6,046	6,250
Mortgage and consumer loans	40,141	42,239	43,936	43,755	44,849
Policy loans	10,115	10,228	10,177	10,251	10,321
Real estate and real estate joint ventures	4,931	4,986	5,427	5,933	6,360
Other limited partnership interests	4,686	4,781	4,948	5,111	5,371
Short-term investments	5,839	2,709	2,483	2,763	1,727
Other invested assets	9,194	10,428	9,713	10,302	11,258

Total Investments	319,739	323,152	330,511	336,124	339,332

Cash and cash equivalents	5,924	7,107	6,545	6,504	8,627
Accrued investment income	3,380	3,347	3,300	3,710	3,952
Premiums and other receivables	14,494	14,490	15,581	15,297	16,549
Deferred policy acquisition costs and value of business acquired	20,552	20,838	20,371	21,067	21,310
Assets of subsidiaries held-for-sale	1,530	1,563	1,568	1,560	0
Current income tax recoverable	170	0	122	0	0
Goodwill	4,916	4,897	4,897	4,904	4,909
Other assets	8,207	7,956	7,602	7,563	7,719
Separate account assets	137,274	144,365	147,312	155,835	160,679

Total Assets	$516,186	$527,715	$537,809	$552,564	$563,077

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$125,614	$127,489	$128,369	$129,348	$131,126
Policyholder account balances	130,353	131,948	132,489	136,514	138,900
Other policyholder funds	9,100	9,139	9,467	9,772	10,345
Policyholder dividends payable	1,004	960	961	1,006	1,045
Policyholder dividend obligation	1,077	1,063	974	378	630
Short-term debt	1,706	1,449	3,375	1,476	1,880
Long-term debt	10,312	9,979	10,338	12,497	12,636
Junior subordinated debt securities	2,533	3,780	3,780	3,780	3,780
Shares subject to mandatory redemption	278	278	278	279	279
Liabilities of subsidiaries held-for-sale	1,545	1,595	1,598	1,616	0
Current income tax payable	0	1,465	0	7	333
Deferred income tax liability	2,319	2,278	1,992	1,050	1,323
Payables for collateral under securities loaned and other transactions	48,082	45,846	48,140	50,590	49,283
Other liabilities	13,379	12,283	14,667	14,861	16,092
Separate account liabilities	137,274	144,365	147,312	155,835	160,679

Total Liabilities	484,576	493,917	503,740	519,009	528,331

Equity
Preferred stock, at par value	1	1	1	1	1
Common stock, at par value	8	8	8	8	8
Additional paid-in capital	17,397	17,454	17,503	17,495	17,522
Retained earnings	13,195	16,574	17,228	18,357	19,342
Treasury stock	(878)	(1,357)	(2,073)	(2,014)	(2,183)
Accumulated other comprehensive income	1,887	1,118	1,402	(292)	56

Total Stockholders’ Equity	31,610	33,798	34,069	33,555	34,746

Total Liabilities and Stockholders’ Equity	$516,186	$527,715	$537,809	$552,564	$563,077

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007

REVENUES
Premiums	$6,577	$6,979	$6,765	$6,903	$6,944
Universal life and investment-type product policy fees	1,185	1,229	1,280	1,317	1,319
Investment income, net	4,283	4,675	4,582	4,902	4,765
Other revenues	339	360	384	411	364

	12,384	13,243	13,011	13,533	13,392

EXPENSES
Policyholder benefits and dividends	6,930	7,318	7,132	7,253	7,387
Interest credited to policyholder account balances	1,331	1,381	1,372	1,460	1,453
Interest credited to bank deposits	51	52	51	49	50
Interest expenses	234	218	224	241	274
Other expenses	2,473	2,778	2,650	2,597	2,520

	11,019	11,747	11,429	11,600	11,684

Operating earnings before provision (benefit) for income tax	1,365	1,496	1,582	1,933	1,708
Provision for income tax	373	408	466	588	513

Operating earnings	992	1,088	1,116	1,345	1,195
Preferred stock dividends	34	34	34	34	34

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$958	$1,054	$1,082	$1,311	$1,161

Net Income Reconciliation
Operating earnings available to common shareholders	$958	$1,054	$1,082	$1,311	$1,161

Net investment gains (losses)	256	4,324	(95)	(309)	(339)
Minority interest — net investment gains (losses)	0	(2)	4	4	10
Net investment gains (losses) tax benefit (provision)	(92)	(1,531)	33	112	114

Net investment gains (losses), net of income tax	164	2,791	(58)	(193)	(215)

Adjustments related to universal life and investment-type product policy fees	3	3	0	(10)	(4)
Adjustments related to policyholder benefits and dividends	(204)	(98)	(65)	(34)	(65)
Adjustments related to other expenses	14	49	25	49	77
Adjustments related to tax benefit (provision)	66	17	14	(1)	(3)

Adjustments related to net investment gains (losses), net of income tax (1)	(121)	(29)	(26)	4	5

Discontinued operations, net of income tax	(2)	13	(15)	7	34

Net income available to common shareholders	999	3,829	983	1,129	985
Preferred stock dividends	34	34	34	34	34

Net income	$1,033	$3,863	$1,017	$1,163	$1,019

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING BALANCE SHEET
SEPTEMBER 30, 2007

							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	Auto & Home	International	Reinsurance	& Eliminations

ASSETS
Total investments	$339,332	$145,894	$123,714	$3,784	$15,486	$15,313	$35,141
Cash and cash equivalents	8,627	(998)	1,205	(246)	299	338	8,029
Accrued investment income	3,952	1,411	1,298	61	213	122	847
Premiums and other receivables	16,549	5,488	2,281	1,235	1,169	1,452	4,924
Deferred policy acquisition costs and value of business acquired	21,310	933	14,251	199	2,493	3,424	10
Assets of subsidiaries held-for-sale	0	0	0	0	0	0	0
Current income tax recoverable	0	0	0	0	0	0	0
Goodwill	4,909	978	2,957	157	312	96	409
Other assets	7,719	1,462	3,189	396	384	111	2,177
Separate account assets	160,679	51,420	104,414	0	4,828	17	0

Total Assets	$563,077	$206,588	$253,309	$5,586	$25,184	$20,873	$51,537

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$131,126	$51,560	$56,349	$3,299	$9,530	$5,952	$4,436
Policyholder account balances	138,900	67,974	55,321	0	4,540	6,564	4,501
Other policyholder funds	10,345	3,366	3,035	59	1,449	2,227	209
Policyholder dividends payable	1,045	0	1,045	0	0	0	0
Policyholder dividend obligation	630	0	630	0	0	0	0
Short-term debt	1,880	0	0	0	0	0	1,880
Long-term debt	12,636	2	169	445	67	1,378	10,575
Junior subordinated debt securities	3,780	0	0	0	0	399	3,381
Shares subject to mandatory redemption	279	0	0	0	0	159	120
Liabilities of subsidiaries held-for-sale	0	0	0	0	0	0	0
Current income tax payable	333	(60)	(10)	32	(88)	84	375
Deferred income tax liability	1,323	(1,723)	1,716	(38)	137	816	415
Payables for collateral under securities loaned and other transactions	49,283	21,247	17,198	67	0	0	10,771
Other liabilities	16,092	3,519	3,613	223	1,352	1,927	5,458
Separate account liabilities	160,679	51,420	104,414	0	4,828	17	0

Total Liabilities	528,331	197,305	243,480	4,087	21,815	19,523	42,121

Equity
Preferred stock, at par value	1	0	0	0	0	0	1
Common stock, at par value	8	0	0	0	0	0	8
Allocated equity (1)	36,864	9,551	10,055	1,423	2,906	1,115	11,814
Treasury stock	(2,183)	0	0	0	0	0	(2,183)
Accumulated other comprehensive income	56	(268)	(226)	76	463	235	(224)

Total Stockholders’ Equity	34,746	9,283	9,829	1,499	3,369	1,350	9,416

Total Liabilities and Stockholders’ Equity	$563,077	$206,588	$253,309	$5,586	$25,184	$20,873	$51,537

(1)	Allocated equity includes additional paid-in capital and retained earnings.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2007

							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	Auto & Home	International	Reinsurance	& Eliminations

REVENUES
Premiums	$6,944	$3,080	$1,099	$751	$780	$1,228	$6
Universal life and investment-type product policy fees	1,319	201	880	0	238	0	0
Investment income, net	4,765	2,068	1,725	43	370	181	378
Other revenues	364	180	145	10	5	23	1

	13,392	5,529	3,849	804	1,393	1,432	385

EXPENSES
Policyholder benefits and dividends	7,387	3,446	1,760	456	708	1,006	11
Interest credited to policyholder account balances	1,453	802	506	0	110	35	0
Capitalization of deferred policy acquisition costs	(1,027)	(57)	(423)	(127)	(208)	(213)	1
Amortization of deferred policy acquisition costs	701	55	329	119	38	162	(2)
Other expenses	3,170	572	1,124	212	544	376	342

	11,684	4,818	3,296	660	1,192	1,366	352

Operating earnings before provision (benefit) for income tax	1,708	711	553	144	201	66	33
Provision (benefit) for income tax	513	244	190	35	67	23	(46)

Operating earnings	1,195	467	363	109	134	43	79
Preferred stock dividends	34	0	0	0	0	0	34

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,161	$467	$363	$109	$134	$43	$45

Net Income Reconciliation
Operating earnings available to common shareholders	$1,161	$467	$363	$109	$134	$43	$45

Net investment gains (losses)	(339)	(271)	(33)	0	19	(61)	7
Minority interest — net investment gains (losses)	10	0	0	0	0	10	0
Net investment gains (losses) tax benefit (provision)	114	95	11	0	(5)	18	(5)

Net investment gains (losses), net of income tax	(215)	(176)	(22)	0	14	(33)	2

Adjustments related to universal life and investment-type product policy fees	(4)	0	(4)	0	0	0	0
Adjustments related to policyholder benefits and dividends	(65)	(30)	(52)	0	17	0	0
Adjustments related to other expenses	77	0	36	0	0	41	0
Adjustments related to tax benefit (provision)	(3)	11	6	0	(6)	(14)	0

Adjustments related to net investment gains (losses), net of income tax (1)	5	(19)	(14)	0	11	27	0

Discontinued operations, net of income tax	34	0	0	0	44	0	(10)

Net income available to common shareholders	985	272	327	109	203	37	37
Preferred stock dividends	34	0	0	0	0	0	34

Net income	$1,019	$272	$327	$109	$203	$37	$71

Premiums, Fees and Other Revenues

Total Premiums, Fees and Other Revenues	$8,627	$3,461	$2,124	$761	$1,023	$1,251	$7

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2006

							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	Auto & Home	International	Reinsurance	& Eliminations

REVENUES
Premiums	$6,577	$2,992	$1,095	$732	$675	$1,076	$7
Universal life and investment-type product policy fees	1,185	201	779	0	205	0	0
Investment income, net	4,283	1,865	1,717	46	265	171	219
Other revenues	339	171	126	3	8	19	12

	12,384	5,229	3,717	781	1,153	1,266	238

EXPENSES
Policyholder benefits and dividends	6,930	3,368	1,692	427	581	849	13
Interest credited to policyholder account balances	1,331	682	528	0	75	46	0
Capitalization of deferred policy acquisition costs	(954)	(93)	(340)	(124)	(146)	(251)	0
Amortization of deferred policy acquisition costs	765	64	287	116	92	202	4
Other expenses	2,947	617	987	217	435	374	317

	11,019	4,638	3,154	636	1,037	1,220	334

Operating earnings before provision (benefit) for income tax	1,365	591	563	145	116	46	(96)
Provision (benefit) for income tax	373	201	196	38	44	17	(123)

Operating earnings	992	390	367	107	72	29	27
Preferred stock dividends	34	0	0	0	0	0	34

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$958	$390	$367	$107	$72	$29	($7)

Net Income Reconciliation
Operating earnings available to common shareholders	$958	$390	$367	$107	$72	$29	($7)

Net investment gains (losses)	256	230	79	(1)	(15)	3	(40)
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	(92)	(80)	(26)	0	4	(2)	12

Net investment gains (losses), net of income tax	164	150	53	(1)	(11)	1	(28)

Adjustments related to universal life and investment-type product policy fees	3	0	3	0	0	0	0
Adjustments related to policyholder benefits and dividends	(204)	(85)	(46)	0	(73)	0	0
Adjustments related to other expenses	14	0	15	0	0	(1)	0
Adjustments related to tax benefit (provision)	66	31	9	0	25	1	0

Adjustments related to net investment gains (losses), net of income tax (1)	(121)	(54)	(19)	0	(48)	0	0

Discontinued operations, net of income tax	(2)	0	0	0	(2)	0	0

Net income available to common shareholders	999	486	401	106	11	30	(35)
Preferred stock dividends	34	0	0	0	0	0	34

Net income	$1,033	$486	$401	$106	$11	$30	($1)

Premiums, Fees and Other Revenues

Total Premiums, Fees and Other Revenues	$8,101	$3,364	$2,000	$735	$888	$1,095	$19

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	Auto & Home	International	Reinsurance	& Eliminations

REVENUES
Premiums	$20,612	$9,279	$3,272	$2,205	$2,272	$3,562	$22
Universal life and investment-type product policy fees	3,916	578	2,623	0	715	0	0
Investment income, net	14,249	6,175	5,285	140	891	653	1,105
Other revenues	1,159	547	446	29	21	60	56

	39,936	16,579	11,626	2,374	3,899	4,275	1,183

EXPENSES
Policyholder benefits and dividends	21,772	10,307	5,265	1,333	1,947	2,887	33
Interest credited to policyholder account balances	4,285	2,291	1,508	0	269	217	0
Capitalization of deferred policy acquisition costs	(2,822)	(190)	(1,193)	(358)	(486)	(589)	(6)
Amortization of deferred policy acquisition costs	2,253	182	1,041	349	216	456	9
Other expenses	9,225	1,796	3,283	619	1,420	1,123	984

	34,713	14,386	9,904	1,943	3,366	4,094	1,020

Operating earnings before provision (benefit) for income tax	5,223	2,193	1,722	431	533	181	163
Provision (benefit) for income tax	1,567	753	591	108	158	64	(107)

Operating earnings	3,656	1,440	1,131	323	375	117	270
Preferred stock dividends	102	0	0	0	0	0	102

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$3,554	$1,440	$1,131	$323	$375	$117	$168

Net Income Reconciliation
Operating earnings available to common shareholders	$3,554	$1,440	$1,131	$323	$375	$117	$168

Net investment gains (losses)	(743)	(669)	(119)	12	63	(81)	51
Minority interest — net investment gains (losses)	18	0	0	0	0	18	0
Net investment gains (losses) tax benefit (provision)	259	237	40	(4)	(20)	22	(16)

Net investment gains (losses), net of income tax	(466)	(432)	(79)	8	43	(41)	35

Adjustments related to universal life and investment-type product policy fees	(14)	0	(14)	0	0	0	0
Adjustments related to policyholder benefits and dividends	(164)	(29)	(159)	0	24	0	0
Adjustments related to other expenses	151	0	107	0	0	44	0
Adjustments related to tax benefit (provision)	10	11	23	0	(9)	(15)	0

Adjustments related to net investment gains (losses), net of income tax (1)	(17)	(18)	(43)	0	15	29	0

Discontinued operations, net of income tax	26	0	0	0	(3)	0	29

Net income available to common shareholders	3,097	990	1,009	331	430	105	232
Preferred stock dividends	102	0	0	0	0	0	102

Net income	$3,199	$990	$1,009	$331	$430	$105	$334

Premiums, Fees and Other Revenues

Total Premiums, Fees and Other Revenues	$25,687	$10,404	$6,341	$2,234	$3,008	$3,622	$78

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	Auto & Home	International	Reinsurance	& Eliminations

REVENUES
Premiums	$19,433	$8,817	$3,279	$2,182	$1,982	$3,147	$26
Universal life and investment-type product policy fees	3,557	603	2,371	0	583	0	0
Investment income, net	12,791	5,476	5,167	133	691	501	823
Other revenues	1,002	510	386	18	16	47	25

	36,783	15,406	11,203	2,333	3,272	3,695	874

EXPENSES
Policyholder benefits and dividends	20,704	9,926	5,192	1,312	1,708	2,533	33
Interest credited to policyholder account balances	3,784	1,893	1,522	0	212	157	0
Capitalization of deferred policy acquisition costs	(2,727)	(236)	(1,125)	(348)	(442)	(576)	0
Amortization of deferred policy acquisition costs	2,019	142	878	342	255	401	1
Other expenses	8,674	1,774	3,011	627	1,236	1,053	973

	32,454	13,499	9,478	1,933	2,969	3,568	1,007

Operating earnings before provision (benefit) for income tax	4,329	1,907	1,725	400	303	127	(133)
Provision (benefit) for income tax	1,261	648	597	101	91	45	(221)

Operating earnings	3,068	1,259	1,128	299	212	82	88
Preferred stock dividends	100	0	0	0	0	0	100

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$2,968	$1,259	$1,128	$299	$212	$82	($12)

Net Income Reconciliation
Operating earnings available to common shareholders	$2,968	$1,259	$1,128	$299	$212	$82	($12)

Net investment gains (losses)	(1,207)	(549)	(493)	(4)	(4)	(4)	(153)
Minority interest — net investment gains (losses)	2	0	0	0	0	2	0
Net investment gains (losses) tax benefit (provision)	417	197	177	1	(7)	0	49

Net investment gains (losses), net of income tax	(788)	(352)	(316)	(3)	(11)	(2)	(104)

Adjustments related to universal life and investment-type product policy fees	(9)	0	(9)	0	0	0	0
Adjustments related to policyholder benefits and dividends	(12)	1	(11)	0	(2)	0	0
Adjustments related to other expenses	182	0	178	0	0	4	0
Adjustments related to tax benefit (provision)	(58)	0	(57)	0	0	(1)	0

Adjustments related to net investment gains (losses), net of income tax (1)	103	1	101	0	(2)	3	0

Discontinued operations, net of income tax	47	0	0	0	17	0	30

Net income available to common shareholders	2,330	908	913	296	216	83	(86)
Preferred stock dividends	100	0	0	0	0	0	100

Net income	$2,430	$908	$913	$296	$216	$83	$14

Premiums, Fees and Other Revenues

Total Premiums, Fees and Other Revenues	$23,992	$9,930	$6,036	$2,200	$2,581	$3,194	$51

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007

INSTITUTIONAL OPERATIONS	$390	$441	$452	$521	$467

INDIVIDUAL OPERATIONS	367	415	319	449	363

AUTO & HOME OPERATIONS	107	115	106	108	109

INTERNATIONAL OPERATIONS	72	16	124	117	134

REINSURANCE OPERATIONS	29	33	36	38	43

CORPORATE, OTHER & ELIMINATIONS	(7)	34	45	78	45

CONSOLIDATED	$958	$1,054	$1,082	$1,311	$1,161

(1)	A reconciliation of operating earnings available to common shareholders to net income for each segment appears in this QFS as follows: (i) Institutional Operations, page 11; (ii) Individual Operations, page 18; (iii) Auto & Home Operations, page 28; (iv) International Operations, page 32; (v) Reinsurance Operations, page 33; and (vi) Corporate, Other & Eliminations, page 35. A reconciliation of operating earnings available to common shareholders to net income for MetLife, Inc., Consolidated, appears on page 4.

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — TOTAL

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007	2006	2007

REVENUES
Premiums	$2,992	$3,050	$3,125	$3,074	$3,080	$8,817	$9,279
Universal life and investment-type product policy fees	201	172	191	186	201	603	578
Investment income, net	1,865	2,020	1,967	2,140	2,068	5,476	6,175
Other revenues	171	175	190	177	180	510	547

	5,229	5,417	5,473	5,577	5,529	15,406	16,579

EXPENSES
Policyholder benefits and dividends	3,368	3,421	3,463	3,398	3,446	9,926	10,307
Interest credited to policyholder account balances	682	694	722	767	802	1,893	2,291
Other expenses	588	634	600	618	570	1,680	1,788

	4,638	4,749	4,785	4,783	4,818	13,499	14,386

Operating earnings before provision (benefit) for income tax	591	668	688	794	711	1,907	2,193
Provision (benefit) for income tax	201	227	236	273	244	648	753

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$390	$441	$452	$521	$467	$1,259	$1,440

Net Income Reconciliation
Operating earnings available to common shareholders	$390	$441	$452	$521	$467	$1,259	$1,440

Net investment gains (losses)	230	(253)	(137)	(261)	(271)	(549)	(669)
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	(80)	85	49	93	95	197	237

Net investment gains (losses), net of income tax	150	(168)	(88)	(168)	(176)	(352)	(432)

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	(85)	(21)	(12)	13	(30)	1	(29)
Adjustments related to other expenses	0	0	0	0	0	0	0
Adjustments related to tax benefit (provision)	31	7	4	(4)	11	0	11

Adjustments related to net investment gains (losses), net of income tax (1)	(54)	(14)	(8)	9	(19)	1	(18)

Cumulative effect of a change in accounting, net of income tax	0	0	0	0	0	0	0
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	486	259	356	362	272	908	990
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$486	$259	$356	$362	$272	$908	$990

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$3,364	$3,397	$3,506	$3,437	$3,461	$9,930	$10,404

Actual Number of Sales Representatives	677	642	646	634	636

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Group Life

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007	2006	2007

REVENUES
Premiums	$1,434	$1,478	$1,576	$1,574	$1,556	$4,459	$4,706
Universal life and investment-type product policy fees	196	171	189	184	196	588	569
Investment income, net	321	334	327	338	347	933	1,012
Other revenues	14	16	24	20	19	42	63

	1,965	1,999	2,116	2,116	2,118	6,022	6,350

EXPENSES
Policyholder benefits and dividends	1,505	1,515	1,626	1,565	1,614	4,625	4,805
Interest credited to policyholder account balances	148	153	152	155	155	425	462
Other expenses	159	187	175	180	164	471	519

	1,812	1,855	1,953	1,900	1,933	5,521	5,786

Operating earnings before provision (benefit) for income tax	153	144	163	216	185	501	564
Provision (benefit) for income tax	52	49	56	74	64	170	194

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$101	$95	$107	$142	$121	$331	$370

Net investment gains (losses), net of income tax	(10)	(26)	(4)	11	(57)	(59)	(50)
Adjustments related to net investment gains (losses), net of income tax	0	0	0	0	1	4	1
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	91	69	103	153	65	276	321
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$91	$69	$103	$153	$65	$276	$321

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$1,644	$1,665	$1,789	$1,778	$1,771	$5,089	$5,338

Incurred Loss Ratio (Mortality Experience)
Term Life	91.6%	92.1%	91.8%	89.2%	92.4%

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Retirement & Savings

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007	2006	2007

REVENUES
Premiums	$436	$436	$310	$272	$330	$1,024	$912
Universal life and investment-type product policy fees	5	1	2	2	2	15	6
Investment income, net	1,386	1,505	1,468	1,603	1,545	4,072	4,616
Other revenues	62	67	71	61	63	188	195

	1,889	2,009	1,851	1,938	1,940	5,299	5,729

EXPENSES
Policyholder benefits and dividends	940	942	787	777	836	2,469	2,400
Interest credited to policyholder account balances	534	541	570	612	646	1,468	1,828
Other expenses	111	114	89	94	92	328	275

	1,585	1,597	1,446	1,483	1,574	4,265	4,503

Operating earnings before provision (benefit) for income tax	304	412	405	455	366	1,034	1,226
Provision (benefit) for income tax	103	140	139	156	126	351	421

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$201	$272	$266	$299	$240	$683	$805

Net investment gains (losses), net of income tax	105	(140)	(81)	(120)	(190)	(250)	(391)
Adjustments related to net investment gains (losses), net of income tax	(16)	(8)	(4)	(3)	(4)	(13)	(11)
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	290	124	181	176	46	420	403
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$290	$124	$181	$176	$46	$420	$403

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$503	$504	$383	$335	$395	$1,227	$1,113

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Non-Medical Health & Other

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007	2006	2007

REVENUES
Premiums	$1,122	$1,136	$1,239	$1,228	$1,194	$3,334	$3,661
Universal life and investment-type product policy fees	0	0	0	0	3	0	3
Investment income, net	158	181	172	199	176	471	547
Other revenues	95	92	95	96	98	280	289

	1,375	1,409	1,506	1,523	1,471	4,085	4,500

EXPENSES
Policyholder benefits and dividends	923	964	1,050	1,056	996	2,832	3,102
Interest credited to policyholder account balances	0	0	0	0	1	0	1
Other expenses	318	333	336	344	314	881	994

	1,241	1,297	1,386	1,400	1,311	3,713	4,097

Operating earnings before provision (benefit) for income tax	134	112	120	123	160	372	403
Provision (benefit) for income tax	46	38	41	43	54	127	138

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$88	$74	$79	$80	$106	$245	$265

Net investment gains (losses), net of income tax	55	(2)	(3)	(59)	71	(43)	9
Adjustments related to net investment gains (losses), net of income tax	(38)	(6)	(4)	12	(16)	10	(8)
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	105	66	72	33	161	212	266
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$105	$66	$72	$33	$161	$212	$266

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$1,217	$1,228	$1,334	$1,324	$1,295	$3,614	$3,953
Group Disability Premiums, Fees and Other Revenues (Included in Total)	$352	$357	$405	$372	$371	$1,041	$1,148

Incurred Loss Ratio (Morbidity Experience)
Group Disability	83.0%	95.2%	87.0%	90.8%	91.2%

INSTITUTIONAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
Unaudited (In millions)
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Group Life	2006	2006	2007	2007	2007

Balance, beginning of period	$16,686	$16,594	$16,818	$17,132	$17,213
Premiums and deposits	2,787	2,854	3,075	3,052	2,917
Interest on reserves	193	197	195	198	198
Surrenders and withdrawals	(1,392)	(1,111)	(1,167)	(1,321)	(1,270)
Benefits and reserves	(1,514)	(1,521)	(1,627)	(1,569)	(1,611)
Other	(166)	(195)	(162)	(279)	(133)

Balance, end of period	$16,594	$16,818	$17,132	$17,213	$17,314

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Retirement & Savings	2006	2006	2007	2007	2007

Balance, beginning of period	$79,406	$81,440	$84,035	$85,118	$89,209
Premiums and deposits	3,389	3,387	3,245	7,266	3,225
Interest on reserves	1,054	1,086	1,088	1,192	1,440
Surrenders and withdrawals	(2,031)	(2,143)	(2,463)	(3,075)	(2,622)
Benefits and reserves	(663)	(676)	(728)	(688)	(716)
Other	285	941	(59)	(604)	865

Balance, end of period	$81,440	$84,035	$85,118	$89,209	$91,401

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Non-Medical Health & Other	2006	2006	2007	2007	2007

Balance, beginning of period	$9,014	$9,277	$9,541	$9,798	$10,089
Premiums and deposits	1,075	1,084	1,186	1,174	1,635
Interest on reserves	84	86	86	87	94
Surrenders and withdrawals	21	22	27	22	26
Benefits and reserves	(931)	(980)	(1,048)	(1,068)	(1,022)
Other	14	52	6	76	(3)

Balance, end of period	$9,277	$9,541	$9,798	$10,089	$10,819

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Group Life	2006	2006	2007	2007	2007

Balance, beginning of period	$11,294	$12,608	$13,081	$13,143	$13,971
Premiums and deposits	552	627	294	598	153
Investment performance	328	146	(100)	371	452
Surrenders and withdrawals	(139)	(110)	(126)	(133)	(246)
Policy charges	(7)	(8)	(8)	(9)	(9)
Other	580	(182)	2	1	940

Balance, end of period	$12,608	$13,081	$13,143	$13,971	$15,261

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Retirement & Savings	2006	2006	2007	2007	2007

Balance, beginning of period	$33,657	$33,121	$33,521	$34,155	$35,207
Premiums and deposits	1,256	952	944	1,401	976
Investment performance	1,218	809	1,414	1,350	877
Surrenders and withdrawals	(2,978)	(1,342)	(1,704)	(1,689)	(1,433)
Policy charges	(25)	(21)	(22)	(19)	(22)
Other	(7)	2	2	9	2

Balance, end of period	$33,121	$33,521	$34,155	$35,207	$35,607

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Non-Medical Health & Other	2006	2006	2007	2007	2007

Balance, beginning of period	$377	$422	$445	$483	$508
Premiums and deposits	84	85	88	86	90
Investment performance	33	(15)	(6)	23	42
Surrenders and withdrawals	(21)	(22)	(27)	(22)	(26)
Policy charges	(25)	(25)	(17)	(16)	(14)
Other	(26)	0	0	(46)	(48)

Balance, end of period	$422	$445	$483	$508	$552

INSTITUTIONAL OPERATIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007

OTHER EXPENSES BY MAJOR CATEGORY
Direct and allocated expenses	$397	$464	$455	$460	$428
Pension and other post-retirement benefit costs	21	21	1	9	5
Premium tax and other tax, licenses and fees	50	52	48	52	44

Sub-total Insurance expenses	468	537	504	521	477

Commissions and other expenses	120	97	96	97	93

Total Other Expenses	$588	$634	$600	$618	$570

INSTITUTIONAL OPERATIONS
SPREADS BY PRODUCT
Unaudited

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Group Life	2006	2006	2007	2007	2007

ANNUALIZED GENERAL ACCOUNT SPREADS BY SEGMENT (%)
Investment income yield	6.52%	6.84%	6.36%	6.39%	6.58%
Average crediting rate	4.73%	4.75%	4.74%	4.68%	4.58%

Spread	1.79%	2.09%	1.62%	1.71%	2.00%

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Retirement & Savings	2006	2006	2007	2007	2007

ANNUALIZED GENERAL ACCOUNT SPREADS BY SEGMENT (%)
Investment income yield	6.79%	7.28%	6.90%	7.29%	6.71%
Average crediting rate	5.54%	5.52%	5.54%	5.55%	5.52%

Spread	1.25%	1.76%	1.36%	1.74%	1.19%

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Non-Medical Health & Other	2006	2006	2007	2007	2007

ANNUALIZED GENERAL ACCOUNT SPREADS BY SEGMENT (%)
Investment income yield	7.09%	8.43%	7.84%	8.35%	6.53%
Average crediting rate	5.01%	4.98%	4.90%	4.87%	4.85%

Spread	2.08%	3.45%	2.94%	3.48%	1.68%

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — TOTAL

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007	2006	2007

REVENUES
Premiums	$1,095	$1,237	$1,075	$1,098	$1,099	$3,279	$3,272
Universal life and investment-type product policy fees	779	836	853	890	880	2,371	2,623
Investment income, net	1,717	1,801	1,741	1,819	1,725	5,167	5,285
Other revenues	126	141	146	155	145	386	446

	3,717	4,015	3,815	3,962	3,849	11,203	11,626

EXPENSES
Policyholder benefits and dividends	1,692	1,881	1,747	1,758	1,760	5,192	5,265
Interest credited to policyholder account balances	528	513	507	495	506	1,522	1,508
Capitalization of deferred policy acquisition costs	(340)	(372)	(356)	(414)	(423)	(1,125)	(1,193)
Amortization of deferred policy acquisition costs	287	263	380	332	329	878	1,041
Other expenses	987	1,097	1,052	1,107	1,124	3,011	3,283

	3,154	3,382	3,330	3,278	3,296	9,478	9,904

Operating earnings before provision (benefit) for income tax	563	633	485	684	553	1,725	1,722
Provision (benefit) for income tax	196	218	166	235	190	597	591

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$367	$415	$319	$449	$363	$1,128	$1,131

Net Income Reconciliation
Operating earnings available to common shareholders	$367	$415	$319	$449	$363	$1,128	$1,131

Net investment gains (losses)	79	(134)	6	(92)	(33)	(493)	(119)
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	(26)	46	(3)	32	11	177	40

Net investment gains (losses), net of income tax	53	(88)	3	(60)	(22)	(316)	(79)

Adjustments related to universal life and investment-type product policy fees	3	3	0	(10)	(4)	(9)	(14)
Adjustments related to policyholder benefits and dividends	(46)	(22)	(38)	(69)	(52)	(11)	(159)
Adjustments related to other expenses	15	55	27	44	36	178	107
Adjustments related to tax benefit (provision)	9	(12)	4	13	6	(57)	23

Adjustments related to net investment gains (losses), net of income tax (1)	(19)	24	(7)	(22)	(14)	101	(43)

Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	401	351	315	367	327	913	1,009
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$401	$351	$315	$367	$327	$913	$1,009

Premiums, Fees and Other Revenues

Total Premiums, Fees and Other Revenues	$2,000	$2,214	$2,074	$2,143	$2,124	$6,036	$6,341

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Traditional Life

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007	2006	2007

REVENUES
Premiums	$1,009	$1,142	$990	$1,011	$1,013	$2,996	$3,014
Universal life and investment-type product policy fees	0	0	0	0	0	0	0
Investment income, net	816	845	812	827	822	2,441	2,461
Other revenues	1	5	(1)	1	(1)	0	(1)

	1,826	1,992	1,801	1,839	1,834	5,437	5,474

EXPENSES
Policyholder benefits and dividends	1,467	1,610	1,456	1,495	1,494	4,374	4,445
Interest credited to policyholder account balances	0	0	0	0	0	0	0
Capitalization of deferred policy acquisition costs	(65)	(59)	(58)	(62)	(63)	(173)	(183)
Amortization of deferred policy acquisition costs	44	(1)	76	49	52	142	177
Other expenses	271	261	234	242	271	691	747

	1,717	1,811	1,708	1,724	1,754	5,034	5,186

Operating earnings before provision (benefit) for income tax	109	181	93	115	80	403	288
Provision (benefit) for income tax	36	61	31	38	26	135	95

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$73	$120	$62	$77	$54	$268	$193

Net investment gains (losses), net of income tax	(14)	3	6	14	(51)	(106)	(31)
Adjustments related to net investment gains (losses), net of income tax	(4)	1	(12)	(33)	(7)	55	(52)
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	55	124	56	58	(4)	217	110
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$55	$124	$56	$58	($4)	$217	$110

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$1,010	$1,147	$989	$1,012	$1,012	$2,996	$3,013

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Variable & Universal Life

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007	2006	2007

REVENUES
Premiums	$0	$0	$0	$0	$0	$0	$0
Universal life and investment-type product policy fees	370	408	394	395	382	1,149	1,171
Investment income, net	199	211	209	233	206	599	648
Other revenues	1	0	1	0	1	(2)	2

	570	619	604	628	589	1,746	1,821

EXPENSES
Policyholder benefits and dividends	82	112	132	112	127	367	371
Interest credited to policyholder account balances	151	149	150	153	155	437	458
Capitalization of deferred policy acquisition costs	(89)	(103)	(93)	(102)	(109)	(301)	(304)
Amortization of deferred policy acquisition costs	97	132	118	100	94	311	312
Other expenses	184	231	216	233	227	606	676

	425	521	523	496	494	1,420	1,513

Operating earnings before provision (benefit) for income tax	145	98	81	132	95	326	308
Provision (benefit) for income tax	51	35	28	46	32	115	106

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$94	$63	$53	$86	$63	$211	$202

Net investment gains (losses), net of income tax	14	3	(7)	(42)	(11)	(47)	(60)
Adjustments related to net investment gains (losses), net of income tax	(3)	3	2	5	5	12	12
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	105	69	48	49	57	176	154
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$105	$69	$48	$49	$57	$176	$154

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$371	$408	$395	$395	$383	$1,147	$1,173

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Annuities

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007	2006	2007

REVENUES
Premiums	$78	$105	$85	$87	$86	$261	$258
Universal life and investment-type product policy fees	365	387	409	437	442	1,088	1,288
Investment income, net	658	697	677	714	648	2,002	2,039
Other revenues	31	40	42	42	44	96	128

	1,132	1,229	1,213	1,280	1,220	3,447	3,713

EXPENSES
Policyholder benefits and dividends	138	167	159	151	139	436	449
Interest credited to policyholder account balances	352	339	333	318	327	1,017	978
Capitalization of deferred policy acquisition costs	(186)	(210)	(205)	(250)	(251)	(651)	(706)
Amortization of deferred policy acquisition costs	146	132	186	183	183	425	552
Other expenses	387	450	420	464	463	1,264	1,347

	837	878	893	866	861	2,491	2,620

Operating earnings before provision (benefit) for income tax	295	351	320	414	359	956	1,093
Provision (benefit) for income tax	103	121	110	144	124	332	378

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$192	$230	$210	$270	$235	$624	$715

Net investment gains (losses), net of income tax	56	(86)	8	(33)	49	(151)	24
Adjustments related to net investment gains (losses), net of income tax	(12)	20	3	6	(12)	34	(3)
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	236	164	221	243	272	507	736
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$236	$164	$221	$243	$272	$507	$736

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$474	$532	$536	$566	$572	$1,445	$1,674

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Other

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007	2006	2007

REVENUES
Premiums	$8	($10)	$0	$0	$0	$22	$0
Universal life and investment-type product policy fees	44	41	50	58	56	134	164
Investment income, net	44	48	43	45	49	125	137
Other revenues	93	96	104	112	101	292	317

	189	175	197	215	206	573	618

EXPENSES
Policyholder benefits and dividends	5	(8)	0	0	0	15	0
Interest credited to policyholder account balances	25	25	24	24	24	68	72
Capitalization of deferred policy acquisition costs	0	0	0	0	0	0	0
Amortization of deferred policy acquisition costs	0	0	0	0	0	0	0
Other expenses	145	155	182	168	163	450	513

	175	172	206	192	187	533	585

Operating earnings before provision (benefit) for income tax	14	3	(9)	23	19	40	33
Provision (benefit) for income tax	6	1	(3)	7	8	15	12

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$8	$2	($6)	$16	$11	$25	$21

Net investment gains (losses), net of income tax	(3)	(8)	(4)	1	(9)	(12)	(12)
Adjustments related to net investment gains (losses), net of income tax	0	0	0	0	0	0	0
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	5	(6)	(10)	17	2	13	9
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$5	($6)	($10)	$17	$2	$13	$9

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$145	$127	$154	$170	$157	$448	$481

INDIVIDUAL OPERATIONS
PREMIUMS AND DEPOSITS BY PRODUCT

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007

PREMIUMS AND DEPOSITS BY PRODUCT (1)

Life First Year and Renewal, Annuity Type
Life First Year Premiums and Deposits (2)
Traditional Life	$46	$57	$52	$54	$54
Variable Life 1st Year excluding Single Premium COLI/BOLI	48	55	48	44	50
Universal Life 1st Year excluding Single Premium COLI/BOLI	147	135	130	150	174
Single Premium COLI/BOLI	3	1	0	0	0

Total Life First Year Premiums & Deposits	244	248	230	248	278

Life Renewal Premiums and Deposits
Traditional Life	1,036	1,209	987	1,054	1,035
Variable & Universal Life	579	562	621	549	568

Total Life Renewal Premiums and Deposits	1,615	1,771	1,608	1,603	1,603

Annuities Deposits (3)
Fixed Annuity Deposits	594	514	352	326	320
Variable Annuity Deposits	3,013	3,267	3,330	4,160	4,078

Total Annuity Deposits	3,607	3,781	3,682	4,486	4,398

Total Premiums and Deposits	$5,466	$5,800	$5,520	$6,337	$6,279

Separate Account and General Account
Separate Accounts
Variable & Universal Life	$267	$285	$289	$266	$265
Variable Annuities	2,118	2,406	2,471	3,102	2,974

Total Separate Accounts	2,385	2,691	2,760	3,368	3,239

General Accounts
Traditional Life	1,082	1,266	1,039	1,108	1,089
Variable & Universal Life	510	468	510	477	527
Fixed Annuities	594	514	352	326	320
Variable Annuities	895	861	859	1,058	1,104

Total General Account	3,081	3,109	2,760	2,969	3,040

Total Premiums and Deposits	$5,466	$5,800	$5,520	$6,337	$6,279

Percentage of Premiums and Deposits to Separate Accounts, Excluding Transfers from General Account
Variable & Universal Life	34.4%	37.8%	36.2%	35.8%	33.5%
Annuities	58.7%	63.6%	67.1%	69.1%	67.6%

(1)	Statutory premiums direct and assumed, excluding Company-sponsored internal exchanges.

(2)	Of the $278 million of First Year Life Premiums and Deposits received during the three months ended September 30, 2007, approximately 42% were distributed through MetLife agents, 16% through New England Financial agents, 40% through MetLife’s Independent Distribution channel and 2% through other distribution channels.

(3)	Of the $4,398 million of Annuity Deposits received during the three months ended September 30, 2007, approximately 22% were distributed through MetLife agents, 6% through New England Financial agents, 62% through MetLife’s Independent Distribution channel and 10% through MetLife Resources representatives.

INDIVIDUAL OPERATIONS
ADDITIONAL STATISTICAL INFORMATION

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited	2006	2006	2007	2007	2007

Mortality as a Percentage of Expected	82.4%	78.7%	87.6%	90.9%	85.0%

Lapse / Surrender (General and Separate Account) (1)
Traditional Life	5.7%	5.7%	5.6%	5.6%	5.7%
Variable & Universal Life	5.8%	5.5%	5.4%	5.3%	5.4%
Variable Annuities	10.3%	10.6%	10.5%	10.5%	10.4%
Fixed Annuities	10.4%	11.5%	12.7%	13.5%	14.6%

Actual Number of Sales Representatives
MetLife Distribution	5,996	5,968	6,143	6,174	6,270
New England Financial	2,025	2,035	2,078	2,081	2,149
Independent Distribution Wholesalers	215	212	201	196	193
MetLife Resources	738	737	715	716	709
Walnut Street and Tower Square Securities	1,520	1,442	1,423	1,402	1,389
P&C Specialists	633	648	621	620	607

Total Agents	11,127	11,042	11,181	11,189	11,317

(1)	Lapse/Surrender rates are calculated for the most recent 12 months of experience, excluding Company-sponsored internal exchanges.

INDIVIDUAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
Unaudited (In millions)
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Traditional Life	2006	2006	2007	2007	2007

Balance, beginning of period	$51,177	$51,406	$51,739	$51,849	$52,067
Premiums and deposits (1)	1,091	1,241	1,071	1,099	1,103
Interest on reserves	523	527	524	528	531
Surrenders and withdrawals	(432)	(432)	(483)	(440)	(477)
Benefit payments	(488)	(496)	(504)	(541)	(530)
Other	(465)	(507)	(498)	(428)	(488)

Balance, end of period	$51,406	$51,739	$51,849	$52,067	$52,206

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Variable & Universal Life	2006	2006	2007	2007	2007

Balance, beginning of period	$15,268	$15,334	$15,436	$15,590	$15,590
Premiums and deposits (1) (2)	496	477	531	483	543
Interest on reserves	151	150	151	153	156
Surrenders and withdrawals	(175)	(123)	(122)	(99)	(190)
Net transfers from (to) separate account	20	12	25	(152)	22
Policy charges	(388)	(385)	(385)	(388)	(389)
Benefit payments	(35)	(33)	(38)	(32)	(37)
Other	(3)	4	(8)	35	(9)

Balance, end of period	$15,334	$15,436	$15,590	$15,590	$15,686

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Annuities	2006	2006	2007	2007	2007

Balance, beginning of period	$44,775	$44,518	$43,388	$42,587	$41,835
Premiums and deposits (1) (2)	1,551	1,437	1,292	1,491	1,491
Interest on reserves	418	400	402	412	434
Surrenders and withdrawals	(1,417)	(1,617)	(1,469)	(1,648)	(1,549)
Net transfers from (to) separate account	(495)	(635)	(626)	(671)	(718)
Policy charges	(1)	0	0	0	0
Benefit payments	(326)	(346)	(380)	(311)	(291)
Other	13	(369)	(20)	(25)	121

Balance, end of period	$44,518	$43,388	$42,587	$41,835	$41,323

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Variable & Universal Life	2006	2006	2007	2007	2007

Balance, beginning of period	$9,593	$9,796	$10,278	$10,383	$11,018
Premiums and deposits (1)	296	309	289	279	275
Investment performance	219	501	193	563	151
Surrenders and withdrawals	(141)	(155)	(195)	(204)	(174)
Net transfers from (to) fixed account	(20)	(12)	(25)	152	(22)
Policy charges	(154)	(157)	(160)	(161)	(158)
Other	3	(4)	3	6	(17)

Balance, end of period	$9,796	$10,278	$10,383	$11,018	$11,073

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Annuities	2006	2006	2007	2007	2007

Balance, beginning of period	$75,587	$78,570	$83,847	$85,700	$90,888
Premiums and deposits (1)	2,213	2,531	2,640	3,355	3,285
Investment performance	2,584	4,771	1,295	4,246	1,411
Surrenders and withdrawals	(2,008)	(2,341)	(2,384)	(2,716)	(2,561)
Net transfers from (to) fixed account	495	635	626	671	718
Policy charges	(301)	(326)	(325)	(371)	(376)
Other	0	7	1	3	(24)

Balance, end of period	$78,570	$83,847	$85,700	$90,888	$93,341

(1)	Includes Company-sponsored internal exchanges and supplemental contract premiums.

(2)	Includes premiums and deposits directed to General Account investment option of a variable life or variable annuity product.

INDIVIDUAL OPERATIONS
INSURANCE EXPENSES AND OTHER
EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007

INSURANCE EXPENSES (NET OF CAPITALIZATION OF DAC)

Insurance Expenses	$855	$950	$876	$947	$975
DAC Capitalization (1)	(353)	(385)	(369)	(430)	(435)

Net	$502	$565	$507	$517	$540

OTHER EXPENSES BY MAJOR CATEGORY

Commissions	$282	$305	$308	$345	$345
Other deferrable expenses	132	146	135	156	154
Direct and allocated expenses, not deferred	371	427	391	399	431
Pension and other post-retirement benefit costs	35	41	10	16	14
Premium tax and other tax, licenses and fees	35	31	32	31	31

Subtotal Insurance Expenses	855	950	876	947	975

Broker-dealer and other expenses	147	159	185	176	163
Reinsurance allowances	(15)	(12)	(9)	(16)	(14)

Total Other Expenses	$987	$1,097	$1,052	$1,107	$1,124

(1)	Excludes $13 million, $13 million, $13 million, $16 million and $12 million of DAC capitalization related to reinsurance allowances for the three months ended September 30, 2006, December 31, 2006, March 31, 2007, June 30, 2007 and September 30, 2007, respectively.

INDIVIDUAL OPERATIONS
SPREADS BY PRODUCT
Unaudited

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Variable & Universal Life	2006	2006	2007	2007	2007

ANNUALIZED GENERAL ACCOUNT SPREADS BY PRODUCT (%)
Investment income yield	6.35%	6.43%	6.34%	6.40%	6.30%
Average crediting rate	4.53%	4.54%	4.56%	4.56%	4.55%

Spread	1.82%	1.89%	1.78%	1.84%	1.75%

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Annuities	2006	2006	2007	2007	2007

ANNUALIZED GENERAL ACCOUNT SPREADS BY PRODUCT (%)
Investment income yield	6.27%	6.51%	6.39%	6.91%	6.50%
Average crediting rate	3.67%	3.75%	3.82%	3.85%	3.80%

Spread	2.60%	2.76%	2.57%	3.06%	2.70%

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — TOTAL

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007	2006	2007

REVENUES
Earned premiums	$732	$742	$716	$738	$751	$2,182	$2,205
Investment income, net	46	44	48	49	43	133	140
Other revenues	3	4	11	8	10	18	29

	781	790	775	795	804	2,333	2,374

EXPENSES
Losses and loss adjustment expense	426	408	431	446	456	1,309	1,333
Other expenses	210	227	202	204	204	624	610

	636	635	633	650	660	1,933	1,943

Operating earnings before provision (benefit) for income tax	145	155	142	145	144	400	431
Provision (benefit) for income tax	38	40	36	37	35	101	108

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$107	$115	$106	$108	$109	$299	$323

Net Income Reconciliation
Operating earnings available to common shareholders	$107	$115	$106	$108	$109	$299	$323

Net investment gains (losses)	(1)	8	12	0	0	(4)	12
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	0	(3)	(5)	1	0	1	(4)

Net investment gains (losses), net of income tax	(1)	5	7	1	0	(3)	8

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	0	0	0	0	0	0	0
Adjustments related to other expenses	0	0	0	0	0	0	0
Adjustments related to tax benefit (provision)	0	0	0	0	0	0	0
Adjustments related to net investment gains (losses), net of income tax	0	0	0	0	0	0	0

Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	106	120	113	109	109	296	331
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$106	$120	$113	$109	$109	$296	$331

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$735	$746	$727	$746	$761	$2,200	$2,234

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Auto

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007	2006	2007

REVENUES
Earned premiums	$519	$525	$502	$520	$527	$1,552	$1,549
Investment income, net	34	32	35	33	33	100	101
Other revenues	4	6	6	6	6	17	18

	557	563	543	559	566	1,669	1,668

EXPENSES
Losses and loss adjustment expense	295	282	308	338	327	950	973
Other expenses	141	149	135	137	139	423	411

	436	431	443	475	466	1,373	1,384

Operating earnings before provision (benefit) for income tax	121	132	100	84	100	296	284
Provision (benefit) for income tax	33	36	25	20	24	75	69

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$88	$96	$75	$64	$76	$221	$215

Net investment gains (losses), net of income tax	(1)	3	6	(1)	1	(2)	6
Adjustments related to net investment gains (losses), net of income tax	0	0	0	0	0	0	0
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	87	99	81	63	77	219	221
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$87	$99	$81	$63	$77	$219	$221

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$523	$531	$508	$526	$533	$1,569	$1,567

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Homeowners & Other

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007	2006	2007

REVENUES
Earned premiums	$213	$217	$214	$218	$224	$630	$656
Investment income, net	12	12	13	16	10	33	39
Other revenues	(1)	(2)	5	2	4	1	11

	224	227	232	236	238	664	706

EXPENSES
Losses and loss adjustment expense	131	126	123	108	129	359	360
Other expenses	69	78	67	67	65	201	199

	200	204	190	175	194	560	559

Operating earnings before provision (benefit) for income tax	24	23	42	61	44	104	147
Provision (benefit) for income tax	5	4	11	17	11	26	39

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$19	$19	$31	$44	$33	$78	$108

Net investment gains (losses), net of income tax	0	2	1	2	(1)	(1)	2
Adjustments related to net investment gains (losses), net of income tax	0	0	0	0	0	0	0
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	19	21	32	46	32	77	110
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$19	$21	$32	$46	$32	$77	$110

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$212	$215	$219	$220	$228	$631	$667

AUTO & HOME OPERATIONS
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION
AND SUPPLEMENTAL DATA

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007

WRITTEN PREMIUMS BY PRODUCT
Preferred/Standard Automobile	$531	$503	$498	$515	$531
Non-Standard Automobile	11	10	10	9	9
Homeowners & Other	239	213	193	236	247

Total	$781	$726	$701	$760	$787

SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA

Total Auto & Home
Loss and loss adjustment expense ratio	58.3%	54.9%	60.1%	60.4%	60.7%
Other expense ratio	28.1%	30.1%	27.6%	27.0%	26.6%

Total combined ratio (1)	86.4%	85.0%	87.7%	87.4%	87.3%
Effect of catastrophe losses	5.2%	6.1%	1.4%	3.1%	2.6%

Combined ratio excluding catastrophes	81.2%	78.9%	86.3%	84.3%	84.7%

Auto
Loss and loss adjustment expense ratio	56.8%	53.7%	61.2%	65.0%	62.0%
Other expense ratio	26.3%	27.7%	26.3%	25.6%	25.7%

Total combined ratio (1)	83.1%	81.4%	87.5%	90.6%	87.7%
Effect of catastrophe losses	0.8%	0.6%	0.0%	0.4%	0.2%

Combined ratio excluding catastrophes	82.3%	80.8%	87.5%	90.2%	87.5%

Homeowners & Other
Loss and loss adjustment expense ratio	61.1%	57.6%	57.5%	49.5%	57.6%
Other expense ratio	32.9%	36.0%	30.8%	30.3%	28.6%

Total combined ratio (1)	94.0%	93.6%	88.3%	79.8%	86.2%
Effect of catastrophe losses	16.0%	19.2%	4.6%	9.7%	8.0%

Combined ratio excluding catastrophes	78.0%	74.4%	83.7%	70.1%	78.2%

Pre-Tax Catastrophe Losses
Auto	$4	$3	($0)	$2	$1
Homeowners & Other	34	42	10	21	18

Total	$38	$45	$10	$23	$19

Catastrophe points on combined ratios	5.2	6.1	1.4	3.1	2.6

Actual Number of Sales Representatives	93	100	99	94	86

(1)	The combined ratio reflects payment fees as a credit to Other expenses for the three months ended September 30, 2006, December 31, 2006, March 31, 2007, June 30, 2007 and September 30, 2007, which resulted in a 0.6, 0.6, 0.7, 0.6 and 0.6 of a percentage point decrease in the combined ratio, respectively. The decreases for Auto and Homeowners & Other were 0.7 and 0.4 of a percentage point, respectively, for September 30, 2006, 0.7 and 0.4 of a percentage point, respectively, for December 31, 2006, 0.8 and 0.4 of a percentage point, respectively, for March 31, 2007, 0.7 and 0.4 of a percentage point, respectively, for June 30, 2007 and 0.7 and 0.4 of a percentage point, respectively, for September 30, 2007.

INTERNATIONAL OPERATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007	2006	2007

REVENUES
Premiums	$675	$740	$715	$777	$780	$1,982	$2,272
Universal life and investment-type product policy fees	205	221	236	241	238	583	715
Investment income, net	265	259	250	271	370	691	891
Other revenues	8	12	13	3	5	16	21

	1,153	1,232	1,214	1,292	1,393	3,272	3,899

EXPENSES
Policyholder benefits and dividends	581	644	578	661	708	1,708	1,947
Interest credited to policyholder account balances	75	77	78	81	110	212	269
Capitalization of deferred policy acquisition costs	(146)	(138)	(146)	(132)	(208)	(442)	(486)
Amortization of deferred policy acquisition costs	92	107	97	81	38	255	216
Other expenses	435	511	436	440	544	1,236	1,420

	1,037	1,201	1,043	1,131	1,192	2,969	3,366

Operating earnings before provision (benefit) for income tax	116	31	171	161	201	303	533
Provision (benefit) for income tax	44	15	47	44	67	91	158

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$72	$16	$124	$117	$134	$212	$375

Net Income Reconciliation
Operating earnings available to common shareholders	$72	$16	$124	$117	$134	$212	$375

Net investment gains (losses)	(15)	(6)	24	20	19	(4)	63
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	4	(2)	(6)	(9)	(5)	(7)	(20)

Net investment gains (losses), net of income tax	(11)	(8)	18	11	14	(11)	43

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	(73)	(55)	(15)	22	17	(2)	24
Adjustments related to other expenses	0	0	0	0	0	0	0
Adjustments related to tax benefit (provision)	25	20	4	(7)	(6)	0	(9)

Adjustments related to net investment gains (losses), net of income tax (1)	(48)	(35)	(11)	15	11	(2)	15

Discontinued operations, net of income tax	(2)	11	(31)	(16)	44	17	(3)

Net income available to common shareholders	11	(16)	100	127	203	216	430
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$11	($16)	$100	$127	$203	$216	$430

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$888	$973	$964	$1,021	$1,023	$2,581	$3,008

Actual Number of Professional Sales Representatives	3,946	3,562	3,471	3,462	3,786

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

REINSURANCE OPERATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007	2006	2007

REVENUES
Premiums	$1,076	$1,201	$1,126	$1,208	$1,228	$3,147	$3,562
Investment income, net	171	231	206	266	181	501	653
Other revenues	19	19	18	19	23	47	60

	1,266	1,451	1,350	1,493	1,432	3,695	4,275
EXPENSES
EXPENSES Claims and other policy benefits	849	957	902	979	1,006	2,533	2,887
Interest credited to policyholder account balances	46	97	65	117	35	157	217
Policy acquisition costs and other insurance expenses	185	203	177	181	179	517	537
Other expenses	84	88	90	94	80	207	264

	1,164	1,345	1,234	1,371	1,300	3,414	3,905

Operating earnings before provision (benefit) for income tax and minority interest	102	106	116	122	132	281	370
Provision (benefit) for income tax	17	17	20	21	23	45	64

Operating earnings available to common shareholders before minority interest	85	89	96	101	109	236	306
Elimination of minority interest, before income tax	56	56	60	63	66	154	189

CONTRIBUTION TO METLIFE	$29	$33	$36	$38	$43	$82	$117

Net Income Reconciliation
Operating earnings available to common shareholders	$29	$33	$36	$38	$43	$82	$117

Net investment gains (losses)	3	11	(6)	(14)	(61)	(4)	(81)
Minority interest — net investment gains (losses)	0	(2)	4	4	10	2	18
Net investment gains (losses) tax benefit (provision)	(2)	(3)	0	4	18	0	22

Net investment gains (losses), net of income tax	1	6	(2)	(6)	(33)	(2)	(41)

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	0	0	0	0	0	0	0
Adjustments related to other expenses	(1)	(6)	(2)	5	41	4	44
Adjustments related to tax benefit (provision)	1	2	2	(3)	(14)	(1)	(15)

Adjustments related to net investment gains (losses), net of income tax (1)	0	(4)	0	2	27	3	29

Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	30	35	34	34	37	83	105
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$30	$35	$34	$34	$37	$83	$105

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$1,095	$1,220	$1,144	$1,227	$1,251	$3,194	$3,622

(1)	Adjustments related to net investment gains (losses), net of income tax, include amortization of deferred policy acquisition costs.

REINSURANCE OPERATIONS
PRE-TAX AND PRE-MINORITY INTEREST OPERATING
EARNINGS BY REGION AND RESERVES BY REGION

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007

PRE-TAX AND PRE-MINORITY INTEREST OPERATING EARNINGS BY REGION
United States	$75	$72	$84	$85	$83
Canada	12	11	12	23	21
Asia-Pacific	19	24	11	16	18
Other international markets	9	17	21	12	13
Corporate	(13)	(18)	(12)	(14)	(3)

Total pre-tax and pre-minority interest operating earnings	$102	$106	$116	$122	$132

POLICY BENEFITS AND INTEREST SENSITIVE CONTRACT LIABILITIES BY REGION
Traditional U.S.	$4,328	$4,571	$4,627	$4,762	$4,882
Asset intensive	5,022	5,265	5,359	5,485	5,588
Other	68	71	35	67	42

Total U.S.	9,418	9,907	10,021	10,314	10,512

Canada	1,781	1,737	1,783	1,944	2,169
Asia-Pacific	780	874	937	1,005	1,136
Other international markets	786	814	905	890	926

Total International	3,347	3,425	3,625	3,839	4,231

Total policy benefits and interest sensitive contract liabilities	$12,765	$13,332	$13,646	$14,153	$14,743

CORPORATE, OTHER & ELIMINATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007	2006	2007

REVENUES
Premiums	$7	$9	$8	$8	$6	$26	$22
Universal life and investment-type product policy fees	0	0	0	0	0	0	0
Investment income, net	219	320	370	357	378	823	1,105
Other revenues	12	9	6	49	1	25	56

	238	338	384	414	385	874	1,183

EXPENSES
Policyholder benefits and dividends	13	4	11	11	11	33	33
Interest credited to policyholder account balances	0	0	0	0	0	0	0
Interest credited to bank deposits	51	52	51	49	50	142	150
Interest expense	200	187	189	194	244	558	627
Other expenses	70	136	93	70	47	274	210

	334	379	344	324	352	1,007	1,020

Operating earnings before provision (benefit) for income tax	(96)	(41)	40	90	33	(133)	163
Provision (benefit) for income tax	(123)	(109)	(39)	(22)	(46)	(221)	(107)

Operating earnings	27	68	79	112	79	88	270
Preferred stock dividends	34	34	34	34	34	100	102

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	($7)	$34	$45	$78	$45	($12)	$168

Net Income Reconciliation
Operating earnings available to common shareholders	($7)	$34	$45	$78	$45	($12)	$168

Net investment gains (losses)	(40)	4,698	6	38	7	(153)	51
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	12	(1,654)	(2)	(9)	(5)	49	(16)

Net investment gains (losses), net of income tax	(28)	3,044	4	29	2	(104)	35

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	0	0	0	0	0	0	0
Adjustments related to other expenses	0	0	0	0	0	0	0
Adjustments related to tax benefit (provision)	0	0	0	0	0	0	0

Adjustments related to net investment gains (losses), net of income tax	0	0	0	0	0	0	0

Discontinued operations, net of income tax	0	2	16	23	(10)	30	29

Net income available to common shareholders	(35)	3,080	65	130	37	(86)	232
Preferred stock dividends	34	34	34	34	34	100	102

Net income	($1)	$3,114	$99	$164	$71	$14	$334

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$19	$18	$14	$57	$7	$51	$78

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007

FIXED MATURITY SECURITIES
Yield (1)	6.17%	6.23%	6.15%	6.23%	6.45%
Investment income (2)	$2,990	$3,052	$3,065	$3,163	$3,321
Investment gains (losses)	($126)	($198)	($92)	($236)	($224)
Ending Carrying Value (2)	$241,656	$242,687	$248,693	$251,963	$253,196

MORTGAGE AND CONSUMER LOANS
Yield (1)	6.53%	6.78%	6.36%	6.46%	6.82%
Investment income (3)	$602	$650	$632	$654	$705
Investment gains (losses)	($8)	($7)	$0	$13	$21
Ending Carrying Value	$40,141	$42,239	$43,936	$43,755	$44,849

REAL ESTATE AND REAL ESTATE JOINT VENTURES (4)
Yield (1)	8.73%	13.27%	11.60%	11.54%	8.56%
Investment income	$103	$165	$151	$164	$132
Investment gains (losses)	$118	$4,709	$7	$37	$2
Ending Carrying Value	$4,931	$4,986	$5,427	$5,933	$6,360

POLICY LOANS
Yield (1)	6.10%	6.13%	6.16%	6.20%	6.27%
Investment income	$154	$156	$157	$158	$161
Ending Carrying Value	$10,115	$10,228	$10,177	$10,251	$10,321

EQUITY SECURITIES AND OTHER LIMITED PARTNERSHIP INTERESTS
Yield (1)	10.41%	18.86%	15.25%	20.85%	10.49%
Investment income	$198	$356	$345	$512	$274
Investment gains (losses)	($7)	$40	$64	$28	$39
Ending Carrying Value	$7,863	$9,875	$10,082	$11,157	$11,621

CASH AND SHORT-TERM INVESTMENTS
Yield (1)	5.42%	6.89%	6.16%	4.67%	4.36%
Investment income	$120	$157	$123	$99	$100
Investment gains (losses)	$1	($1)	$0	$0	$3
Ending Carrying Value	$11,763	$9,816	$9,028	$9,267	$10,354

OTHER INVESTED ASSETS (5)
Yield (1)	10.02%	11.28%	8.99%	11.13%	7.45%
Investment income	$222	$260	$212	$257	$183
Investment gains (losses)	$278	($219)	($74)	($151)	($180)
Ending Carrying Value	$9,194	$10,428	$9,713	$10,302	$11,258

TOTAL INVESTMENTS
Gross investment income yield (1)	6.48%	6.95%	6.67%	6.98%	6.65%
Investment fees and expenses yield	(0.16%)	(0.18%)	(0.15%)	(0.15%)	(0.15%)

NET INVESTMENT INCOME YIELD	6.32%	6.77%	6.52%	6.83%	6.50%

Gross investment income	$4,389	$4,796	$4,685	$5,007	$4,876
Investment fees and expenses	(106)	(121)	(103)	(105)	(111)

NET INVESTMENT INCOME	$4,283	$4,675	$4,582	$4,902	$4,765

Ending Carrying Value	$325,663	$330,259	$337,056	$342,628	$347,959

Gross investment gains	$299	$4,983	$308	$315	$342
Gross investment losses	(311)	(499)	(289)	(494)	(538)
Writedowns	(25)	(44)	(3)	(22)	(50)

Subtotal	(37)	4,440	16	(201)	(246)
Derivative & other instruments not qualifying for hedge accounting	293	(116)	(111)	(108)	(93)

INVESTMENT GAINS (LOSSES)	256	4,324	(95)	(309)	(339)
Minority interest — net investment gains (losses)	0	(2)	4	4	10
Investment gains (losses) tax benefit (provision)	(92)	(1,531)	33	112	114

INVESTMENT GAINS (LOSSES), NET OF INCOME TAX	$164	$2,791	($58)	($193)	($215)

(1)	Yields are based on quarterly average asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average assets exclude collateral associated with the Company’s securities lending program.

(2)	Fixed maturity securities includes $780 million, $759 million, $777 million, $919 million and $824 million in ending carrying value, and $14 million, $41 million, $15 million, $16 million and $21 million of investment income (loss) related to trading securities at or for the three months ended September 30, 2006, December 31, 2006, March 31, 2007, June 30, 2007 and September 30, 2007, respectively.

(3)	Investment income from mortgage and consumer loans includes prepayment fees.

(4)	Included in investment income from real estate and real estate joint ventures is $19 million, $18 million, $3 million, $0 million and $0 million, related to discontinued operations for the three months ended September 30, 2006, December 31, 2006, March 31, 2007, June 30, 2007 and September 30, 2007, respectively. Included in investment gains (losses) from real estate and real estate joint ventures is $99 million, $4,704 million, $5 million, $0 million and $0 million, related to discontinued operations for the three months ended September 30, 2006, December 31, 2006, March 31, 2007, June 30, 2007 and September 30, 2007, respectively.

(5)	Included in investment income from other invested assets are scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $96 million, $87 million, $58 million, $65 million and $64 million, for the three months ended September 30, 2006, December 31, 2006, March 31, 2007, June 30, 2007 and September 30, 2007, respectively. These amounts are excluded from investment gains (losses). Additionally, excluded from investment gains (losses) is $3 million, $5 million, $4 million, $5 million and $6 million for the three months ended September 30, 2006, December 31, 2006, March 31, 2007, June 30, 2007 and September 30, 2007, respectively, related to settlement payments on derivatives used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting. Such amounts are included within interest credited to policyholder account balances.

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

	For the Year-to-Date Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007

FIXED MATURITY SECURITIES
Yield (1)	6.14%	6.16%	6.15%	6.19%	6.28%
Investment income (2)	$8,925	$11,977	$3,065	$6,228	$9,549
Investment gains (losses)	($922)	($1,120)	($92)	($328)	($552)
Ending Carrying Value (2)	$241,656	$242,687	$248,693	$251,963	$253,196

MORTGAGE AND CONSUMER LOANS
Yield (1)	6.54%	6.60%	6.36%	6.41%	6.55%
Investment income (3)	$1,761	$2,411	$632	$1,286	$1,991
Investment gains (losses)	($1)	($8)	$0	$13	$34
Ending Carrying Value	$40,141	$42,239	$43,936	$43,755	$44,849

REAL ESTATE AND REAL ESTATE JOINT VENTURES (4)
Yield (1)	10.86%	11.55%	11.60%	11.57%	10.48%
Investment income	$384	$549	$151	$315	$447
Investment gains (losses)	$189	$4,898	$7	$44	$46
Ending Carrying Value	$4,931	$4,986	$5,427	$5,933	$6,360

POLICY LOANS
Yield (1)	5.94%	5.99%	6.16%	6.18%	6.21%
Investment income	$447	$603	$157	$315	$476
Ending Carrying Value	$10,115	$10,228	$10,177	$10,251	$10,321

EQUITY SECURITIES AND OTHER LIMITED PARTNERSHIP INTERESTS
Yield (1)	12.68%	14.90%	15.25%	18.17%	15.43%
Investment income	$711	$1,067	$345	$857	$1,131
Investment gains (losses)	$45	$85	$64	$92	$131
Ending Carrying Value	$7,863	$9,875	$10,082	$11,157	$11,621

CASH AND SHORT-TERM INVESTMENTS
Yield (1)	4.96%	5.51%	6.16%	5.40%	5.02%
Investment income	$285	$442	$123	$222	$322
Investment gains (losses)	($1)	($2)	$0	$0	$3
Ending Carrying Value	$11,763	$9,816	$9,028	$9,267	$10,354

OTHER INVESTED ASSETS (5)
Yield (1)	8.98%	9.60%	8.99%	10.05%	9.15%
Investment income	$561	$821	$212	$469	$652
Investment gains (losses)	($517)	($736)	($74)	($225)	($405)
Ending Carrying Value	$9,194	$10,428	$9,713	$10,302	$11,258

TOTAL INVESTMENTS
Gross investment income yield (1)	6.50%	6.62%	6.67%	6.83%	6.77%
Investment fees and expenses yield	(0.14%)	(0.15%)	(0.15%)	(0.15%)	(0.15%)

NET INVESTMENT INCOME YIELD	6.36%	6.47%	6.52%	6.68%	6.62%

Gross investment income	$13,074	$17,870	$4,685	$9,692	$14,568
Investment fees and expenses	(283)	(404)	(103)	(208)	(319)

NET INVESTMENT INCOME	$12,791	$17,466	$4,582	$9,484	$14,249

Ending Carrying Value	$325,663	$330,259	$337,056	$342,628	$347,959

Gross investment gains	$771	$5,754	$308	$623	$965
Gross investment losses	(1,537)	(2,036)	(289)	(783)	(1,321)
Writedowns	(92)	(136)	(3)	(25)	(75)

Subtotal	(858)	3,582	16	(185)	(431)
Derivative & other instruments not qualifying for hedge accounting	(349)	(465)	(111)	(219)	(312)

INVESTMENT GAINS (LOSSES)	(1,207)	3,117	(95)	(404)	(743)
Minority interest — net investment gains (losses)	2	0	4	8	18
Investment gains (losses) tax benefit (provision)	417	(1,114)	33	145	259

INVESTMENT GAINS (LOSSES), NET OF INCOME TAX	($788)	$2,003	($58)	($251)	($466)

(1)	Yields are based on quarterly average asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average assets exclude collateral associated with the Company’s securities lending program.

(2)	Fixed maturity securities includes $780 million, $759 million, $777 million, $919 million and $824 million in ending carrying value, and $30 million, $71 million, $15 million, $31 million and $52 million of investment income (loss) related to trading securities at or for the year-to-date ended September 30, 2006, December 31, 2006, March 31, 2007, June 30, 2007 and September 30, 2007, respectively.

(3)	Investment income from mortgage and consumer loans includes prepayment fees.

(4)	Included in investment income from real estate and real estate joint ventures is $66 million, $84 million, $3 million, $3 million and $3 million related to discontinued operations for year-to-date ended September 30, 2006, December 31, 2006, March 31, 2007, June 30, 2007 and September 30, 2007, respectively. Included in investment gains (losses) from real estate and real estate joint ventures is $91 million, $4,795 million, $5 million, $5 million and $5 million related to discontinued operations for year-to-date ended September 30, 2006, December 31, 2006, March 31, 2007, June 30, 2007 and September 30, 2007, respectively.

(5)	Included in investment income from other invested assets are scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $203 million, $290 million, $58 million, $123 million and $187 million for the year-to-date ended September 30, 2006, December 31, 2006, March 31, 2007, June 30, 2007 and September 30, 2007, respectively. These amounts are excluded from investment gains (losses). Additionally, excluded from investment gains (losses) is $2 million, $7 million, $4 million, $9 million and $15 million for the year-to-date ended September 30, 2006, December 31, 2006, March 31, 2007, June 30, 2007 and September 30, 2007, respectively, related to settlement payments on derivatives used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting. Such amounts are included within interest credited to policyholder account balances.

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES (1)

	September 30, 2006		December 31, 2006		March 31, 2007		June 30, 2007		September 30, 2007
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$2,463	98.3%	$2,265	99.2%	$1,920	98.4%	$4,598	99.0%	$3,949	97.1%
20% or more for less than six months	6	0.2%	7	0.3%	26	1.3%	22	0.5%	100	2.4%
20% or more for six months or greater	38	1.5%	11	0.5%	6	0.3%	24	0.5%	20	0.5%

Total Gross Unrealized Losses	$2,507	100.0%	$2,283	100.0%	$1,952	100.0%	$4,644	100.0%	$4,069	100.0%

Total Gross Unrealized Gains	$7,341		$7,443		$7,535		$5,710		$6,499

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
EQUITY SECURITIES (1)

	September 30, 2006		December 31, 2006		March 31, 2007		June 30, 2007		September 30, 2007
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$26	60.5%	$39	86.7%	$40	81.6%	$72	92.3%	$202	89.8%
20% or more for less than six months	17	39.5%	5	11.1%	9	18.4%	6	7.7%	23	10.2%
20% or more for six months or greater	0	0.0%	1	2.2%	0	0.0%	0	0.0%	0	0.0%

Total Gross Unrealized Losses	$43	100.0%	$45	100.0%	$49	100.0%	$78	100.0%	$225	100.0%

Total Gross Unrealized Gains	$404		$590		$541		$629		$664

(1)	The Company’s review of its Fixed Maturity Securities and Equity Securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated value had declined and remained below amortized cost by 20% or more for six months or greater.

METLIFE, INC.
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE FOR SALE
BY SECTOR AND QUALITY DISTRIBUTION

		September 30, 2006		December 31, 2006		March 31, 2007		June 30, 2007		September 30, 2007
Unaudited (In millions)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$76,222	31.7%	$75,074	31.0%	$76,912	31.0%	$77,192	30.8%	$80,357	31.8%
Residential mortgage-backed securities		53,761	22.3%	51,666	21.4%	56,420	22.8%	59,219	23.6%	59,466	23.6%
Foreign corporate securities		36,116	15.0%	34,946	14.4%	37,258	15.0%	37,615	15.0%	39,355	15.6%
U.S. Treasury/agency securities		26,578	11.0%	30,633	12.7%	27,569	11.1%	27,437	10.9%	22,051	8.7%
Commercial mortgage-backed securities		17,377	7.2%	16,522	6.8%	17,875	7.2%	19,192	7.6%	19,907	7.9%
Asset-backed securities		13,000	5.4%	13,873	5.7%	13,526	5.5%	11,815	4.7%	11,902	4.7%
Foreign government securities		12,382	5.1%	12,599	5.2%	13,094	5.3%	13,773	5.5%	14,352	5.7%
State and political subdivision securities		5,094	2.1%	6,300	2.6%	4,816	1.9%	4,467	1.8%	4,647	1.9%
Other fixed maturity securities		346	0.2%	315	0.2%	446	0.2%	334	0.1%	335	0.1%

Total Fixed Maturity Securities		$240,876	100.0%	$241,928	100.0%	$247,916	100.0%	$251,044	100.0%	$252,372	100.0%

NAIC RATING (1)	RATING AGENCY EQUIVALENT DESIGNATION
1	Aaa / Aa / A	$175,913	73.0%	$177,969	73.6%	$181,569	73.3%	$184,269	73.4%	$181,413	71.9%
2	Baa	48,679	20.2%	46,881	19.4%	48,866	19.7%	48,879	19.4%	52,063	20.6%
3	Ba	9,397	3.9%	9,738	4.0%	9,990	4.0%	10,482	4.2%	11,259	4.5%
4	B	6,638	2.8%	7,030	2.9%	7,046	2.8%	6,965	2.8%	7,160	2.8%
5	Caa and lower	229	0.1%	294	0.1%	428	0.2%	432	0.2%	413	0.2%
6	In or near default	20	0.0%	16	0.0%	17	0.0%	17	0.0%	64	0.0%

Total Fixed Maturity Securities		$240,876	100.0%	$241,928	100.0%	$247,916	100.0%	$251,044	100.0%	$252,372	100.0%

(1)	Amounts presented are based on rating agency designations. Comparisons between NAIC ratings and rating agency designations are published by the NAIC.
METLIFE, INC.
SUMMARY OF COMMERCIAL MORTGAGE LOANS BY
REGION AND PROPERTY TYPE

	September 30, 2006		December 31, 2006		March 31, 2007		June 30, 2007		September 30, 2007
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$7,908	25.7%	$7,663	24.0%	$7,464	22.3%	$7,377	22.4%	$7,526	22.3%
South Atlantic	7,029	22.8%	6,881	21.6%	7,922	23.7%	7,286	22.1%	7,533	22.3%
Middle Atlantic	4,251	13.8%	4,858	15.3%	5,026	15.1%	5,170	15.7%	5,166	15.3%
East North Central	2,972	9.6%	2,879	9.0%	3,057	9.2%	3,353	10.2%	3,129	9.3%
West South Central	2,568	8.3%	2,631	8.3%	2,483	7.4%	2,547	7.7%	2,803	8.3%
New England	1,125	3.6%	1,301	4.1%	1,421	4.3%	1,356	4.1%	1,247	3.7%
International	2,449	7.9%	2,832	8.9%	3,096	9.3%	3,311	10.0%	3,873	11.5%
Mountain	912	3.0%	859	2.7%	830	2.5%	768	2.3%	1,093	3.2%
West North Central	831	2.7%	799	2.5%	777	2.3%	776	2.4%	766	2.3%
East South Central	489	1.6%	452	1.4%	495	1.5%	504	1.5%	503	1.5%
Other	314	1.0%	692	2.2%	792	2.4%	511	1.6%	92	0.3%

Total	$30,848	100.0%	$31,847	100.0%	$33,363	100.0%	$32,959	100.0%	$33,731	100.0%

Office	$14,756	47.8%	$15,083	47.4%	$14,726	44.1%	$14,611	44.3%	$14,848	44.0%
Retail	6,617	21.5%	6,552	20.6%	7,143	21.4%	6,941	21.1%	7,358	21.8%
Apartments	3,580	11.6%	3,772	11.8%	3,950	11.8%	3,998	12.1%	3,954	11.7%
Industrial	2,962	9.6%	2,850	8.9%	2,824	8.5%	2,902	8.8%	2,922	8.7%
Hotel	1,799	5.8%	2,120	6.7%	2,452	7.4%	2,536	7.7%	3,014	8.9%
Other	1,134	3.7%	1,470	4.6%	2,268	6.8%	1,971	6.0%	1,635	4.9%

Total	$30,848	100.0%	$31,847	100.0%	$33,363	100.0%	$32,959	100.0%	$33,731	100.0%

METLIFE, INC.
SUMMARY OF REAL ESTATE

	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007

Wholly-owned	$3,691	$3,506	$3,815	$3,925	$3,950
Joint ventures	1,231	1,477	1,609	2,006	2,407

Subtotal	4,922	4,983	5,424	5,931	6,357
Foreclosed	9	3	3	2	3

Total Real Estate (1)	$4,931	$4,986	$5,427	$5,933	$6,360

SUMMARY OF MORTGAGES AND CONSUMER LOANS

	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2006	2006	2007	2007	2007

Commercial mortgages	$30,848	$31,847	$33,363	$32,959	$33,731
Agricultural mortgages	8,056	9,213	9,457	9,731	10,066
Consumer loans	1,237	1,179	1,116	1,065	1,052

Total	$40,141	$42,239	$43,936	$43,755	$44,849

(1)	Includes real estate held-for-sale and held-for-investment.

Company Ratings as of October 30, 2007

	Moody's	Standard &	A.M. Best	Fitch
	Investors Service	Poor's	Company	Ratings
Financial Strength Ratings
First MetLife Investors Insurance Co.	NR	AA	A+	NR
General American Life Insurance Company	Aa2	AA	A+	AA
MetLife Insurance Company of Connecticut	Aa2	AA	A+	AA
MetLife Insurance Company of Connecticut (Short-term rating)	P-1	NR	NR	NR
MetLife Investors Insurance Company	Aa2	AA	A+	AA
MetLife Investors USA Insurance Company	Aa2	AA	A+	AA
MetLife Life and Annuity Company of Connecticut	Aa2	AA	A+	AA
Metropolitan Casualty Insurance Company	NR	NR	A	NR
Metropolitan Direct Property and Casualty Insurance Co.	NR	NR	A	NR
Metropolitan General Insurance Company	NR	NR	A	NR
Metropolitan Group Property & Casualty Insurance Co.	NR	NR	A	NR
Metropolitan Life Insurance Company	Aa2	AA	A+	AA
Metropolitan Life Insurance Company (Short-term rating)	P-1	A-1+	NR	NR
Metropolitan Lloyds Insurance Company of Texas	NR	NR	A	NR
Metropolitan Property and Casualty Insurance Company	NR	NR	A	NR
Metropolitan Tower Life Insurance Company	Aa3	NR	A+	NR
New England Life Insurance Company	Aa2	AA	A+	AA
Texas Life Insurance Company	NR	NR	A	NR

RGA Reinsurance Company	A1	AA-	A+	AA-

Credit Ratings
GenAmerica Capital I
Preferred Stock	A3	BBB+	NR	A-

General American Life Insurance Company
Surplus Notes	A1	A+	a+	NR

MetLife, Inc.
Senior Unsecured Debt	A2	A	a	A
Commercial Paper	P-1	A-1	AMB-1	F1
Subordinated Debt	A3	NR	a-	NR
Junior Subordinated Debt	Baa1	BBB+	bbb+	NR
Preferred Stock	Baa1	BBB+	bbb+	A-
Non-Cumulative Perpetual Preferred Stock	Baa1	BBB	bbb+	A-

MetLife Capital Trust II
Trust Preferred Stock	A3	BBB+	a-	A-

MetLife Capital Trust III
Trust Preferred Stock	A3	BBB+	a-	A-

MetLife Funding, Inc.
Commercial Paper	P-1	A-1+	AMB-1+	F1+

Metropolitan Life Global Funding I
Senior Secured Debt	Aa2	AA	aa	NR

Metropolitan Life Insurance Company
Surplus Notes	A1	A+	a+	A+

Reinsurance Group of America, Incorporated
Senior Unsecured Debt	Baa1	A-	a-	A
Junior Subordinated Debt	Baa3	BBB-	bbb	A-

RGA Capital Trust I
Preferred Stock	Baa2	BBB	bbb+	A-

RGA Capital Trust II
Preferred Stock	Baa2	BBB	bbb+	A-
NR      Not Rated